SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 13, 2005
Date of report (Date of earliest event reported)

FSI INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17276	41-1223238

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3455 Lyman Boulevard
Chaska, Minnesota	55318

(Address of Principal Executive Offices)	(Zip Code)

Telephone Number: (952) 448-5440

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On May 13, 2005, Krishnamurthy (“Raj”) Rajagopal notified the company that he will be resigning from the board of directors at the time of the next annual meeting of the shareholders of the company, which is expected to take place in January 2006. Mr. Rajagopal is resigning due to other significant time commitments. Mr. Rajagopal is the chief executive of BOC Edwards, a subsidiary of The BOC Group plc, an executive director of the BOC Group plc, and a member of the British Council for Science and Technology.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2005

FSI INTERNATIONAL, INC. (Registrant)
By:	/s/Donald S. Mitchell
Donald S. Mitchell
Chairman, President and Chief Executive Officer

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